EXHIBIT 99.2B

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)


                                                                            Years Ended December 31,
                                                     ----------------------------------------------------------------
                                                                2001                  2000                1999
                                                     ---------------------- -------------------- --------------------
                                                       Reported   Restated   Reported  Restated   Reported  Restated
                                                       --------   --------   --------  --------   --------  --------

Net Revenues:
      Discount revenue                                  $ 7,714    $ 7,714    $ 7,779   $ 7,779    $ 6,741   $ 6,741
      Interest and dividends, net                         2,137      2,137      3,290     3,290      3,346     3,346
      Management and distribution fees                    2,458      2,458      2,812     2,812      2,269     2,269
      Net card fees                                       1,675      1,675      1,651     1,651      1,599     1,599
      Travel commissions and fees                         1,537      1,537      1,821     1,821      1,802     1,802
      Other commissions and fees                          2,432      2,088      2,344     1,989      1,824     1,542
      Cardmember lending net finance charge revenue         912      1,424        987     1,255      1,333     1,490
      Life and other insurance revenues                     674        674        575       575        517       517
      Securitization income                                   -      1,432          -     1,012          -       479
      Other                                               3,043      1,443      2,416     1,491      1,847     1,493
                                                     ---------------------- -------------------- --------------------
          Total                                          22,582     22,582     23,675    23,675     21,278    21,278
                                                     ---------------------- -------------------- --------------------

Expenses:
      Human resources                                     6,271      6,271      6,633     6,633      6,038     6,038
      Provision for losses and benefits:
          Annuities and investment certificates           1,318      1,318      1,355     1,355      1,377     1,377
          Life insurance,
            international banking and other                 909        909        694       694        639       639
          Charge card                                     1,195      1,195      1,006     1,006        865       865
          Cardmember lending                              1,318      1,318        891       891        799       799
      Professional services                               1,651      1,651      1,530     1,530      1,322     1,322
      Occupancy and equipment                             1,574      1,574      1,528     1,528      1,328     1,328
      Interest                                            1,501      1,501      1,354     1,354      1,051     1,051
      Marketing and promotion                             1,301      1,301      1,515     1,515      1,424     1,424
      Communications                                        528        528        514       514        518       518
      Restructuring charges                                 605        605          -         -          -         -
      Disaster recovery charge                               90         90          -         -          -         -
      Other                                               2,725      2,725      2,747     2,747      2,479     2,479
                                                     ---------------------- -------------------- --------------------
          Total                                          20,986     20,986     19,767    19,767     17,840    17,840
                                                     ---------------------- -------------------- --------------------
Pretax income                                             1,596      1,596      3,908     3,908      3,438     3,438
Income tax provision                                        285        285      1,098     1,098        963       963
                                                     ---------------------- -------------------- --------------------
Net income                                              $ 1,311    $ 1,311    $ 2,810   $ 2,810    $ 2,475   $ 2,475
                                                     ====================== ==================== ====================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                December 31, 2001
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 1,913    $ 1,913
      Interest and dividends, net                                   777        777
      Management and distribution fees                              602        602
      Net card fees                                                 427        427
      Travel commissions and fees                                   334        334
      Other commissions and fees                                    609        528
      Cardmember lending net finance charge revenue                 250        395
      Life and other insurance revenues                             184        184
      Securitization income                                           -        384
      Other                                                         775        327
                                                             ----------------------
         Total                                                    5,871      5,871
                                                             ----------------------

Expenses:
      Human resources                                             1,412      1,412
      Provision for losses and benefits:
         Annuities and investment certificates                      333        333
         Life insurance, international banking and other            271        271
         Charge card                                                343        343
         Cardmember lending                                         383        383
      Professional services                                         451        451
      Occupancy and equipment                                       410        410
      Interest                                                      342        342
      Marketing and promotion                                       304        304
      Communications                                                140        140
      Restructuring charges                                         279        279
      Other                                                         855        855
                                                             ----------------------
         Total                                                    5,523      5,523
                                                             ----------------------
Pretax income                                                       348        348
Income tax provision                                                 51         51
                                                             ----------------------
Net income                                                        $ 297      $ 297
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                               September 30, 2001
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 1,870    $ 1,870
      Interest and dividends, net                                   736        736
      Management and distribution fees                              595        595
      Net card fees                                                 423        423
      Travel commissions and fees                                   358        358
      Other commissions and fees                                    600        517
      Cardmember lending net finance charge revenue                 222        362
      Life and other insurance revenues                             173        173
      Securitization income                                           -        352
      Other                                                         747        338
                                                             ----------------------
         Total                                                    5,724      5,724
                                                             ----------------------

Expenses:
      Human resources                                             1,540      1,540
      Provision for losses and benefits:
         Annuities and investment certificates                      313        313
         Life insurance, international banking and other            247        247
         Charge card                                                284        284
         Cardmember lending                                         302        302
      Professional services                                         413        413
      Occupancy and equipment                                       398        398
      Interest                                                      385        385
      Marketing and promotion                                       327        327
      Communications                                                125        125
      Restructuring charges                                         326        326
      Disaster recovery charge                                       90         90
      Other                                                         620        620
                                                             ----------------------
         Total                                                    5,370      5,370
                                                             ----------------------
Pretax income                                                       354        354
Income tax provision                                                 56         56
                                                             ----------------------
Net income                                                        $ 298      $ 298
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                 June 30, 2001
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 2,007    $ 2,007
      Interest and dividends, net                                    12         12
      Management and distribution fees                              623        623
      Net card fees                                                 404        404
      Travel commissions and fees                                   427        427
      Other commissions and fees                                    601        523
      Cardmember lending net finance charge revenue                 200        336
      Life and other insurance revenues                             161        161
      Securitization income                                           -        402
      Other                                                         833        373
                                                             ----------------------
         Total                                                    5,268      5,268
                                                             ----------------------

Expenses:
      Human resources                                             1,650      1,650
      Provision for losses and benefits:
         Annuities and investment certificates                      352        352
         Life insurance, international banking and other            193        193
         Charge card                                                319        319
         Cardmember lending                                         346        346
      Professional services                                         412        412
      Occupancy and equipment                                       395        395
      Interest                                                      412        412
      Marketing and promotion                                       332        332
      Communications                                                133        133
      Other                                                         571        571
                                                             ----------------------
         Total                                                    5,115      5,115
                                                             ----------------------
Pretax income                                                       153        153
Income tax provision                                                (25)       (25)
                                                             ----------------------
Net income                                                        $ 178      $ 178
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                     Quarter Ended
                                                              ------------------------
                                                                     March 31, 2001
                                                                ----------------------
                                                                 Reported   Restated
                                                                 --------   --------

Net Revenues:
      Discount revenue                                            $ 1,925    $ 1,925
      Interest and dividends, net                                     611        611
      Management and distribution fees                                638        638
      Net card fees                                                   422        422
      Travel commissions and fees                                     418        418
      Other commissions and fees                                      623        521
      Cardmember lending net finance charge revenue                   240        331
      Life and other insurance revenues                               156        156
      Securitization income                                             -        294
      Other                                                           686        403
                                                               ----------------------
         Total                                                      5,719      5,719
                                                               ----------------------

Expenses:
      Human resources                                               1,668      1,668
      Provision for losses and benefits:
         Annuities and investment certificates                        319        319
         Life insurance, international banking and other              198        198
         Charge card                                                  249        249
         Cardmember lending                                           287        287
      Professional services                                           375        375
      Occupancy and equipment                                         371        371
      Interest                                                        361        361
      Marketing and promotion                                         338        338
      Communications                                                  130        130
      Other                                                           682        682
                                                               ----------------------
         Total                                                      4,978      4,978
                                                               ----------------------
Pretax income                                                         741        741
Income tax provision                                                  203        203
                                                               ----------------------
Net income                                                          $ 538      $ 538
                                                               ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                 December 31, 2000
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 2,062    $ 2,062
      Interest and dividends, net                                   800        800
      Management and distribution fees                              723        723
      Net card fees                                                 417        417
      Travel commissions and fees                                   443        443
      Other commissions and fees                                    615        518
      Cardmember lending net finance charge revenue                 221        313
      Life and other insurance revenues                             150        150
      Securitization income                                           -        280
      Other                                                         635        360
                                                             ----------------------
         Total                                                    6,066      6,066
                                                             ----------------------

Expenses:
      Human resources                                             1,665      1,665
      Provision for losses and benefits:
         Annuities and investment certificates                      342        342
         Life insurance, international banking and other            162        162
         Charge card                                                228        228
         Cardmember lending                                         278        278
      Professional services                                         451        451
      Occupancy and equipment                                       428        428
      Interest                                                      357        357
      Marketing and promotion                                       333        333
      Communications                                                126        126
      Other                                                         783        783
                                                             ----------------------
         Total                                                    5,153      5,153
                                                             ----------------------
Pretax income                                                       913        913
Income tax provision                                                236        236
                                                             ----------------------
Net income                                                        $ 677      $ 677
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                September 30, 2000
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 1,963    $ 1,963
      Interest and dividends, net                                   858        858
      Management and distribution fees                              700        700
      Net card fees                                                 418        418
      Travel commissions and fees                                   433        433
      Other commissions and fees                                    611        517
      Cardmember lending net finance charge revenue                 232        309
      Life and other insurance revenues                             145        145
      Securitization income                                           -        294
      Other                                                         621        344
                                                             ----------------------
         Total                                                    5,981      5,981
                                                             ----------------------

Expenses:
      Human resources                                             1,657      1,657
      Provision for losses and benefits:
         Annuities and investment certificates                      343        343
         Life insurance, international banking and other            182        182
         Charge card                                                236        236
         Cardmember lending                                         267        267
      Professional services                                         374        374
      Occupancy and equipment                                       372        372
      Interest                                                      352        352
      Marketing and promotion                                       396        396
      Communications                                                133        133
      Other                                                         640        640
                                                             ----------------------
         Total                                                    4,952      4,952
                                                             ----------------------
Pretax income                                                     1,029      1,029
Income tax provision                                                292        292
                                                             ----------------------
Net income                                                        $ 737      $ 737
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                  June 30, 2000
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 1,949    $ 1,949
      Interest and dividends, net                                   836        836
      Management and distribution fees                              701        701
      Net card fees                                                 411        411
      Travel commissions and fees                                   507        507
      Other commissions and fees                                    568        484
      Cardmember lending net finance charge revenue                 242        296
      Life and other insurance revenues                             141        141
      Securitization income                                           -        270
      Other                                                         615        375
                                                             ----------------------
         Total                                                    5,970      5,970
                                                             ----------------------

Expenses:
      Human resources                                             1,677      1,677
      Provision for losses and benefits:
         Annuities and investment certificates                      322        322
         Life insurance, international banking and other            173        173
         Charge card                                                302        302
         Cardmember lending                                         170        170
      Professional services                                         387        387
      Occupancy and equipment                                       366        366
      Interest                                                      345        345
      Marketing and promotion                                       416        416
      Communications                                                129        129
      Other                                                         637        637
                                                             ----------------------
         Total                                                    4,924      4,924
                                                             ----------------------
Pretax income                                                     1,046      1,046
Income tax provision                                                306        306
                                                             ----------------------
Net income                                                        $ 740      $ 740
                                                             ======================

                            American Express Company
                        Consolidated Statements of Income
                              (Dollars in millions)
                                  (Unaudited)

                                                                  Quarter Ended
                                                             ----------------------
                                                                  March 31, 2000
                                                             ----------------------
                                                               Reported   Restated
                                                               --------   --------

Net Revenues:
      Discount revenue                                          $ 1,805    $ 1,805
      Interest and dividends, net                                   796        796
      Management and distribution fees                              688        688
      Net card fees                                                 405        405
      Travel commissions and fees                                   438        438
      Other commissions and fees                                    551        471
      Cardmember lending net finance charge revenue                 293        337
      Life and other insurance revenues                             138        138
      Securitization income                                           -        169
      Other                                                         543        410
                                                             ----------------------
         Total                                                    5,657      5,657
                                                             ----------------------

Expenses:
      Human resources                                             1,635      1,635
      Provision for losses and benefits:
         Annuities and investment certificates                      348        348
         Life insurance, international banking and other            177        177
         Charge card                                                241        241
         Cardmember lending                                         176        176
      Professional services                                         318        318
      Occupancy and equipment                                       362        362
      Interest                                                      299        299
      Marketing and promotion                                       370        370
      Communications                                                127        127
      Other                                                         684        684
                                                             ----------------------
         Total                                                    4,737      4,737
                                                             ----------------------
Pretax income                                                       920        920
Income tax provision                                                264        264
                                                             ----------------------
Net income                                                        $ 656      $ 656
                                                             ======================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                                            Years Ended December 31,
                                                 --------------------------------------------------------------------------
                                                              2001                     2000                    1999
                                                 ------------------------ ------------------------ ------------------------
                                                    Reported    Restated     Reported    Restated     Reported    Restated
                                                    --------    --------     --------    --------     --------    --------

Net Revenues:
       Discount Revenue                              $ 7,714     $ 7,714      $ 7,779     $ 7,779      $ 6,741     $ 6,741
       Net Card Fees                                   1,675       1,675        1,651       1,651        1,599       1,599
       Lending:
           Finance Charge Revenue                      1,865       2,363        2,026       2,280        2,007       2,149
           Interest Expense                              953         939        1,039       1,025          674         659
                                                 ------------------------ ------------------------ ------------------------
                  Net Finance Charge Revenue             912       1,424          987       1,255        1,333       1,490
       Travel Commissions and Fees                     1,537       1,537        1,821       1,821        1,802       1,802
       Travelers Cheque Investment Income                394         394          387         387          345         345
       Securitization Income                               -       1,432            -       1,012            -         479
       Other Revenues                                  5,127       3,183        4,495       3,215        3,310       2,674
                                                 ------------------------ ------------------------ ------------------------
                      Total Net Revenues              17,359      17,359       17,120      17,120       15,130      15,130
                                                 ------------------------ ------------------------ ------------------------

Expenses:
       Marketing and Promotion                         1,237       1,237        1,434       1,434        1,338       1,338
       Provision for Losses and Claims:
           Charge Card                                 1,195       1,195        1,006       1,006          865         865
           Lending                                     1,318       1,318          891         891          799         799
           Other                                         164         164          105         105           85          85
                                                 ------------------------ ------------------------ ------------------------
                      Total                            2,677       2,677        2,002       2,002        1,749       1,749
       Charge Card Interest Expense                    1,443       1,443        1,202       1,202          835         835
       Human Resources                                 3,992       3,992        4,126       4,126        3,931       3,931
       Net Discount Expense                               96          96          489         489          479         479
       Other Operating Expenses                        5,442       5,442        5,154       5,154        4,415       4,415
       Restructuring Charges                             414         414            -           -            -           -
       Disaster Recovery Charge                           79          79            -           -            -           -
                                                 ------------------------ ------------------------ ------------------------
                      Total Expenses                  15,380      15,380       14,407      14,407       12,747      12,747
                                                 ------------------------ ------------------------ ------------------------
Pretax Income                                          1,979       1,979        2,713       2,713        2,383       2,383
Income Tax Provision                                     520         520          784         784          691         691
                                                 ------------------------ ------------------------ ------------------------
Net Income                                             1,459       1,459        1,929       1,929        1,692       1,692
                                                 ======================== ======================== ========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                          Quarter Ended
                                                 ---------------------------
                                                        December 31, 2001
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,913      $ 1,913
       Net Card Fees                                       426          426
       Lending:
           Finance Charge Revenue                          423          568
           Interest Expense                                173          173
                                                 ---------------------------
                  Net Finance Charge Revenue               250          395
       Travel Commissions and Fees                         334          334
       Travelers Cheque Investment Income                   94           94
       Securitization Income                                 -          384
       Other Revenues                                    1,290          761
                                                 ---------------------------
                      Total Net Revenues                 4,307        4,307
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             282          282
       Provision for Losses and Claims:
           Charge Card                                     343          343
           Lending                                         381          381
           Other                                            81           81
                                                 ---------------------------
                      Total                                805          805
       Charge Card Interest Expense                        339          339
       Human Resources                                     918          918
       Other Operating Expenses                          1,548        1,548
       Restructuring Charges                               219          219
                                                 ---------------------------
                      Total Expenses                     4,111        4,111
                                                 ---------------------------
Pretax Income                                              196          196
Income Tax Provision                                        26           26
                                                 ---------------------------
Net Income                                                 170          170
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                      September 30, 2001
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,870      $ 1,870
       Net Card Fees                                       423          423
       Lending:
           Finance Charge Revenue                          458          595
           Interest Expense                                236          234
                                                 ---------------------------
                  Net Finance Charge Revenue               222          361
       Travel Commissions and Fees                         358          358
       Travelers Cheque Investment Income                  103          103
       Securitization Income                                 -          352
       Other Revenues                                    1,252          761
                                                 ---------------------------
                      Total Net Revenues                 4,228        4,228
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             314          314
       Provision for Losses and Claims:
           Charge Card                                     284          284
           Lending                                         302          302
           Other                                            34           34
                                                 ---------------------------
                      Total                                620          620
       Charge Card Interest Expense                        369          369
       Human Resources                                     987          987
       Other Operating Expenses                          1,348        1,348
       Restructuring Charges                               195          195
       Disaster Recovery Charge                             79           79
                                                 ---------------------------
                      Total Expenses                     3,912        3,912
                                                 ---------------------------
Pretax Income                                              316          316
Income Tax Provision                                        68           68
                                                 ---------------------------
Net Income                                                 248          248
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                         June 30, 2001
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 2,007      $ 2,007
       Net Card Fees                                       404          404
       Lending:
           Finance Charge Revenue                          467          594
           Interest Expense                                267          258
                                                 ---------------------------
                  Net Finance Charge Revenue               200          336
       Travel Commissions and Fees                         427          427
       Travelers Cheque Investment Income                  100          100
       Securitization Income                                 -          402
       Other Revenues                                    1,358          820
                                                 ---------------------------
                      Total Net Revenues                 4,496        4,496
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             320          320
       Provision for Losses and Claims:
           Charge Card                                     319          319
           Lending                                         346          346
           Other                                            25           25
                                                 ---------------------------
                      Total                                690          690
       Charge Card Interest Expense                        387          387
       Human Resources                                   1,053        1,053
       Net Discount Expense                                (17)         (17)
       Other Operating Expenses                          1,333        1,333
                                                 ---------------------------
                      Total Expenses                     3,766        3,766
                                                 ---------------------------
Pretax Income                                              730          730
Income Tax Provision                                       211          211
                                                 ---------------------------
Net Income                                                 519          519
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                         March 31, 2001
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,925      $ 1,925
       Net Card Fees                                       422          422
       Lending:
           Finance Charge Revenue                          518          606
           Interest Expense                                278          275
                                                 ---------------------------
                  Net Finance Charge Revenue               240          331
       Travel Commissions and Fees                         418          418
       Travelers Cheque Investment Income                   98           98
       Securitization Income                                 -          294
       Other Revenues                                    1,223          838
                                                 ---------------------------
                      Total Net Revenues                 4,326        4,326
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             321          321
       Provision for Losses and Claims:
           Charge Card                                     249          249
           Lending                                         287          287
           Other                                            24           24
                                                 ---------------------------
                      Total                                560          560
       Charge Card Interest Expense                        349          349
       Human Resources                                   1,034        1,034
       Net Discount Expense                                113          113
       Other Operating Expenses                          1,212        1,212
                                                 ---------------------------
                      Total Expenses                     3,589        3,589
                                                 ---------------------------
Pretax Income                                              737          737
Income Tax Provision                                       215          215
                                                 ---------------------------
Net Income                                                 522          522
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                       December 31, 2000
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 2,062      $ 2,062
       Net Card Fees                                       417          417
       Lending:
           Finance Charge Revenue                          498          590
           Interest Expense                                277          277
                                                 ---------------------------
                  Net Finance Charge Revenue               221          313
       Travel Commissions and Fees                         442          442
       Travelers Cheque Investment Income                   95           95
       Securitization Income                                 -          280
       Other Revenues                                    1,184          812
                                                 ---------------------------
                      Total Net Revenues                 4,421        4,421
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             314          314
       Provision for Losses and Claims:
           Charge Card                                     228          228
           Lending                                         277          277
           Other                                            19           19
                                                 ---------------------------
                      Total                                524          524
       Charge Card Interest Expense                        336          336
       Human Resources                                   1,046        1,046
       Net Discount Expense                                114          114
       Other Operating Expenses                          1,446        1,446
                                                 ---------------------------
                      Total Expenses                     3,780        3,780
                                                 ---------------------------
Pretax Income                                              641          641
Income Tax Provision                                       171          171
                                                 ---------------------------
Net Income                                                 470          470
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                        Quarter Ended
                                                 ---------------------------
                                                      September 30, 2000
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,963      $ 1,963
       Net Card Fees                                       418          418
       Lending:
           Finance Charge Revenue                          504          578
           Interest Expense                                272          269
                                                 ---------------------------
                  Net Finance Charge Revenue               232          309
       Travel Commissions and Fees                         433          433
       Travelers Cheque Investment Income                  103          103
       Securitization Income                                 -          294
       Other Revenues                                    1,190          819
                                                 ---------------------------
                      Total Net Revenues                 4,339        4,339
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             373          373
       Provision for Losses and Claims:
           Charge Card                                     236          236
           Lending                                         267          267
           Other                                            29           29
                                                 ---------------------------
                      Total                                532          532
       Charge Card Interest Expense                        312          312
       Human Resources                                   1,017        1,017
       Net Discount Expense                                119          119
       Other Operating Expenses                          1,265        1,265
                                                 ---------------------------
                      Total Expenses                     3,618        3,618
                                                 ---------------------------
Pretax Income                                              721          721
Income Tax Provision                                       214          214
                                                 ---------------------------
Net Income                                                 507          507
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                         June 30, 2000
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,949      $ 1,949
       Net Card Fees                                       411          411
       Lending:
           Finance Charge Revenue                          500          547
           Interest Expense                                258          251
                                                 ---------------------------
                  Net Finance Charge Revenue               242          296
       Travel Commissions and Fees                         507          507
       Travelers Cheque Investment Income                   98           98
       Securitization Income                                 -          270
       Other Revenues                                    1,117          793
                                                 ---------------------------
                      Total Net Revenues                 4,324        4,324
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             393          393
       Provision for Losses and Claims:
           Charge Card                                     302          302
           Lending                                         170          170
           Other                                            28           28
                                                 ---------------------------
                      Total                                500          500
       Charge Card Interest Expense                        295          295
       Human Resources                                   1,048        1,048
       Net Discount Expense                                131          131
       Other Operating Expenses                          1,236        1,236
                                                 ---------------------------
                      Total Expenses                     3,603        3,603
                                                 ---------------------------
Pretax Income                                              721          721
Income Tax Provision                                       216          216
                                                 ---------------------------
Net Income                                                 505          505
                                                 ===========================

                             Travel Related Services
                              Statements of Income
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                         Quarter Ended
                                                 ---------------------------
                                                        March 31, 2000
                                                 ---------------------------
                                                      Reported     Restated
                                                      --------     --------

Net Revenues:
       Discount Revenue                                $ 1,805      $ 1,805
       Net Card Fees                                       405          405
       Lending:
           Finance Charge Revenue                          524          563
           Interest Expense                                231          226
                                                 ---------------------------
                  Net Finance Charge Revenue               293          337
       Travel Commissions and Fees                         438          438
       Travelers Cheque Investment Income                   91           91
       Securitization Income                                 -          169
       Other Revenues                                    1,006          793
                                                 ---------------------------
                      Total Net Revenues                 4,038        4,038
                                                 ---------------------------

Expenses:
       Marketing and Promotion                             352          352
       Provision for Losses and Claims:
           Charge Card                                     241          241
           Lending                                         175          175
           Other                                            29           29
                                                 ---------------------------
                      Total                                445          445
       Charge Card Interest Expense                        260          260
       Human Resources                                   1,016        1,016
       Net Discount Expense                                126          126
       Other Operating Expenses                          1,208        1,208
                                                 ---------------------------
                      Total Expenses                     3,407        3,407
                                                 ---------------------------
Pretax Income                                              631          631
Income Tax Provision                                       183          183
                                                 ---------------------------
Net Income                                                 448          448
                                                 ===========================

                                      18